Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
June 30, 2024

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	June 30,	Percent Changes vs.
	2024	2024	2023	1Q24	2Q23
Net interest income (1)	$1,325	$1,300	$1,357	2%	(2)%
FTE adjustment	(13)	(13)	(11)	—	(18)
Net interest income	1,312	1,287	1,346	2	(3)
Provision for credit losses	100	107	92	(7)	9
Noninterest income	491	467	495	5	(1)
Noninterest expense	1,117	1,137	1,050	(2)	6
Income before income taxes	586	510	699	15	(16)
Provision for income taxes	106	86	134	23	(21)
Income after income taxes	480	424	565	13	(15)
Income attributable to non-controlling interest	6	5	6	20	—
Net income attributable to Huntington	474	419	559	13	(15)
Dividends on preferred shares	35	36	40	(3)	(13)
Net income applicable to common shares	$439	$383	$519	15%	(15)

Net income per common share - diluted	$0.30	$0.26	$0.35	15%	(14)%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	7.89	7.77	7.33	2	8
Average common shares - basic	1,451	1,448	1,446	—	—
Average common shares - diluted	1,474	1,473	1,466	—	1
Ending common shares outstanding	1,452	1,449	1,448	—	—
Return on average assets	0.98%	0.89%	1.18%
Return on average common shareholders’ equity	10.4	9.2	12.7
Return on average tangible common shareholders’ equity (2)	16.1	14.2	19.9
Net interest margin (1)	2.99	3.01	3.11
Efficiency ratio (3)	60.8	63.7	55.9
Effective tax rate	18.2	16.8	19.3
Average total assets	$194,558	$190,306	$190,746	2	2
Average earning assets	178,062	173,764	174,909	2	2
Average loans and leases	123,376	121,930	121,345	1	2
Average total deposits	$153,578	$150,728	$145,559	2	6
Average core deposits (4)	147,393	144,960	140,736	2	5
Average Huntington shareholders’ equity	19,254	19,213	18,844	—	2
Average common total shareholders' equity	16,861	16,819	16,359	—	3
Average tangible common shareholders' equity	11,201	11,151	10,662	—	5
Total assets at end of period	196,310	193,519	188,505	1	4
Total Huntington shareholders’ equity at end of period	19,515	19,322	18,788	1	4

NCOs as a % of average loans and leases	0.29%	0.30%	0.16%
NAL ratio	0.59	0.58	0.42
NPA ratio (5)	0.63	0.60	0.46
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.85	1.86	1.80
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.95	1.97	1.93
Common equity tier 1 risk-based capital ratio (6)	10.4	10.2	9.8
Tangible common equity / tangible asset ratio (7)	6.0	6.0	5.8
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Huntington Bancshares Incorporated
Year to Date Key Statistics
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2024	2023	Amount	Percent
Net interest income (1)	$2,625	$2,775	$(150)	(5)%
FTE adjustment	(26)	(20)	(6)	(30)
Net interest income	2,599	2,755	(156)	(6)
Provision for credit losses	207	177	30	17
Noninterest income	958	1,007	(49)	(5)
Noninterest expense	2,254	2,136	118	6
Income before income taxes	1,096	1,449	(353)	(24)
Provision for income taxes	192	278	(86)	(31)
Income after income taxes	904	1,171	(267)	(23)
Income attributable to non-controlling interest	11	10	1	10
Net income attributable to Huntington	893	1,161	(268)	(23)
Dividends on preferred shares	71	69	2	3
Net income applicable to common shares	$822	$1,092	$(270)	(25)%

Net income per common share - diluted	$0.56	$0.74	$(0.18)	(24)%
Cash dividends declared per common share	0.31	0.31	—	—

Average common shares - basic	1,450	1,445	5	—
Average common shares - diluted	1,474	1,468	6	—

Return on average assets	0.93%	1.25%
Return on average common shareholders’ equity	9.8	13.6
Return on average tangible common shareholders’ equity (2)	15.1	21.5
Net interest margin (1)	3.00	3.25
Efficiency ratio (3)	62.2	55.7
Effective tax rate	17.5	19.2

Average total assets	$192,432	$187,836	$4,596	2%
Average earning assets	175,913	172,026	3,887	2
Average loans and leases	122,653	120,885	1,768	1
Average total deposits	152,153	145,850	6,303	4
Average core deposits (4)	146,177	140,906	5,271	4
Average Huntington shareholders’ equity	19,234	18,539	695	4
Average common total shareholders' equity	16,840	16,167	673	4
Average tangible common shareholders' equity	11,176	10,459	717	7

NCOs as a % of average loans and leases	0.30%	0.17%
NAL ratio	0.59	0.42
NPA ratio (5)	0.63	0.46
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly and Year to Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)June 30, 2024 figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	June 30,	December 31,
(dollar amounts in millions)	2024	2023	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,333	$1,558	(14)%
Interest-earning deposits with banks	11,450	8,765	31
Trading account securities	154	125	23
Available-for-sale securities	27,454	25,305	8
Held-to-maturity securities	15,036	15,750	(5)
Other securities	844	725	16
Loans held for sale	668	516	29
Loans and leases (1)	124,422	121,982	2
Allowance for loan and lease losses	(2,304)	(2,255)	(2)
Net loans and leases	122,118	119,727	2
Bank owned life insurance	2,775	2,759	1
Accrued income and other receivables	1,591	1,646	(3)
Premises and equipment	1,095	1,109	(1)
Goodwill	5,561	5,561	—
Servicing rights and other intangible assets	673	672	—
Other assets	5,558	5,150	8
Total assets	$196,310	$189,368	4%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$154,367	$151,230	2%
Short-term borrowings	187	620	(70)
Long-term debt	16,461	12,394	33
Other liabilities	5,732	5,726	—
Total liabilities	176,747	169,970	4

Shareholders' equity
Preferred stock	2,394	2,394	—
Common stock	15	15	—
Capital surplus	15,425	15,389	—
Less treasury shares, at cost	(90)	(91)	1
Accumulated other comprehensive income (loss)	(2,911)	(2,676)	(9)
Retained earnings	4,682	4,322	8
Total Huntington shareholders’ equity	19,515	19,353	1
Non-controlling interest	48	45	7
Total equity	19,563	19,398	1
Total liabilities and equity	$196,310	$189,368	4%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,452,432,838	1,448,319,953
Treasury shares outstanding	7,322,727	7,403,008
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	881,587	881,587
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2024		2024		2023		2023		2023
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$52,307	42%	$51,500	42%	$50,657	42%	$49,422	41%	$49,834	41%
Commercial real estate:
Commercial	10,997	9	11,339	9	11,092	9	11,365	10	11,750	10
Construction	936	1	1,003	1	1,330	1	1,303	1	1,416	1
Commercial real estate	11,933	10	12,342	10	12,422	10	12,668	11	13,166	11
Lease financing	5,202	4	5,133	4	5,228	4	5,161	4	5,143	4
Total commercial	69,442	56	68,975	56	68,307	56	67,251	56	68,143	56
Consumer:
Residential mortgage	24,069	19	23,744	20	23,720	20	23,427	19	23,138	19
Automobile	13,233	11	12,662	10	12,482	10	12,724	11	12,819	11
Home equity	10,076	8	10,047	8	10,113	8	10,118	8	10,135	8
RV and marine	6,042	5	5,887	5	5,899	5	5,937	5	5,640	5
Other consumer	1,560	1	1,452	1	1,461	1	1,396	1	1,350	1
Total consumer	54,980	44	53,792	44	53,675	44	53,602	44	53,082	44
Total loans and leases	$124,422	100%	$122,767	100%	$121,982	100%	$120,853	100%	$121,225	100%

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2024		2024		2023		2023		2023
Ending balances by business segment:
Consumer & Regional Banking	$69,328	56%	$67,512	55%	$67,108	55%	$66,202	55%	$65,374	54%
Commercial Banking	54,941	44	54,994	45	54,743	45	54,451	45	55,672	46
Treasury / Other	153	—	261	—	131	—	200	—	179	—
Total loans and leases	$124,422	100%	$122,767	100%	$121,982	100%	$120,853	100%	$121,225	100%

Average balances by business segment:
Consumer & Regional Banking	$68,405	56%	$67,136	55%	$66,638	55%	$65,738	55%	$64,782	54%
Commercial Banking	54,748	44	54,584	45	54,395	45	54,873	45	56,375	46
Treasury / Other	223	—	210	—	196	—	173	—	188	—
Total loans and leases	$123,376	100%	$121,930	100%	$121,229	100%	$120,784	100%	$121,345	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	June 30,		March 31,		December 31,		September 30,		June 30,
(dollar amounts in millions)	2024		2024		2023		2023		2023
Ending balances:
Total deposits by type:
Demand deposits - noninterest-bearing	$28,636	19%	$29,739	19%	$30,967	20%	$31,666	21%	$33,340	23%
Demand deposits - interest-bearing	39,913	26	39,200	26	39,190	26	39,822	27	40,387	28
Money market deposits	49,182	32	47,520	31	44,947	30	42,996	29	40,534	27
Savings and other domestic deposits	16,175	10	16,728	11	16,722	11	17,350	12	18,294	12
Core certificates of deposit (1)	13,605	9	14,082	9	13,626	9	12,372	8	10,314	7
Total core deposits	147,511	96	147,269	96	145,452	96	144,206	97	142,869	97
Other domestic deposits of $250,000 or more	444	—	487	—	447	—	446	—	381	—
Negotiable CDS, brokered and other deposits	6,412	4	5,469	4	5,331	4	4,215	3	4,778	3
Total deposits	$154,367	100%	$153,225	100%	$151,230	100%	$148,867	100%	$148,028	100%

Total core deposits:
Commercial	$61,359	42%	$60,184	41%	$60,547	42%	$61,379	43%	$61,450	43%
Consumer	86,152	58	87,085	59	84,905	58	82,827	57	81,419	57
Total core deposits	$147,511	100%	$147,269	100%	$145,452	100%	$144,206	100%	$142,869	100%

Total deposits by business segment:
Consumer & Regional Banking	$110,913	72%	$112,032	73%	$110,157	73%	$108,183	73%	$106,502	72%
Commercial Banking	38,110	25	35,619	23	35,466	23	36,023	24	36,459	25
Treasury / Other	5,344	3	5,574	4	5,607	4	4,661	3	5,067	3
Total deposits	$154,367	100%	$153,225	100%	$151,230	100%	$148,867	100%	$148,028	100%

Average balances:
Total core deposits:
Commercial	$61,491	42%	$60,260	42%	$61,782	43%	$62,070	43%	$61,304	44%
Consumer	85,902	58	84,700	58	82,602	57	81,040	57	79,432	56
Total core deposits	$147,393	100%	$144,960	100%	$144,384	100%	$143,110	100%	$140,736	100%

Average deposits by business segment:
Consumer & Regional Banking	$110,819	72%	$109,263	73%	$108,198	72%	$106,300	72%	$104,593	71%
Commercial Banking	36,765	24	35,656	23	35,886	24	36,673	25	35,752	25
Treasury / Other	5,994	4	5,809	4	5,570	4	5,177	3	5,214	4
Total deposits	$153,578	100%	$150,728	100%	$149,654	100%	$148,150	100%	$145,559	100%
(1)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2023	2023	2023	1Q24	2Q23
Assets
Interest-earning deposits with banks	$11,116	$9,761	$10,019	$9,547	$11,281	14%	(1)%
Securities:
Trading account securities	143	133	125	128	34	8	NM
Available-for-sale securities:
Taxable	24,184	22,515	20,056	19,834	20,920	7	16
Tax-exempt	2,684	2,676	2,686	2,807	2,745	—	(2)
Total available-for-sale securities	26,868	25,191	22,742	22,641	23,665	7	14
Held-to-maturity securities - taxable	15,211	15,567	15,947	16,356	16,762	(2)	(9)
Other securities	776	724	727	859	1,263	7	(39)
Total securities	42,998	41,615	39,541	39,984	41,724	3	3
Loans held for sale	572	458	571	633	559	25	2
Loans and leases: (2)
Commercial:
Commercial and industrial	51,724	50,625	49,882	49,448	50,194	2	3
Commercial real estate:
Commercial	11,247	11,365	11,309	11,624	12,062	(1)	(7)
Construction	916	1,198	1,285	1,331	1,280	(24)	(28)
Commercial real estate	12,163	12,563	12,594	12,955	13,342	(3)	(9)
Lease financing	5,071	5,081	5,102	5,050	5,155	—	(2)
Total commercial	68,958	68,269	67,578	67,453	68,691	1	—
Consumer:
Residential mortgage	23,909	23,710	23,573	23,278	22,765	1	5
Automobile	12,989	12,553	12,612	12,747	12,927	3	—
Home equity	10,056	10,072	10,107	10,108	10,154	—	(1)
RV and marine	5,966	5,892	5,934	5,813	5,478	1	9
Other consumer	1,498	1,434	1,425	1,385	1,330	4	13
Total consumer	54,418	53,661	53,651	53,331	52,654	1	3
Total loans and leases	123,376	121,930	121,229	120,784	121,345	1	2
Total earning assets	178,062	173,764	171,360	170,948	174,909	2	2
Cash and due from banks	1,340	1,493	1,508	1,559	1,639	(10)	(18)
Goodwill and other intangible assets	5,685	5,697	5,710	5,722	5,734	—	(1)
All other assets	11,773	11,619	11,607	10,576	10,638	1	11
Allowance for loan and lease losses	(2,302)	(2,267)	(2,223)	(2,206)	(2,174)	(2)	(6)
Total assets	$194,558	$190,306	$187,962	$186,599	$190,746	2%	2%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$39,082	$38,488	$39,138	$39,757	$39,772	2%	(2)%
Money market deposits	48,263	46,100	44,022	41,445	38,753	5	25
Savings and other domestic deposits	16,387	16,595	16,944	17,774	18,826	(1)	(13)
Core certificates of deposit (3)	14,031	13,867	13,107	11,348	8,820	1	59
Other domestic deposits of $250,000 or more	449	461	435	406	320	(3)	40
Negotiable CDS, brokered and other deposits	5,736	5,307	4,834	4,634	4,502	8	27
Total interest-bearing deposits	123,948	120,818	118,480	115,364	110,993	3	12
Short-term borrowings	1,214	1,300	1,906	859	5,242	(7)	(77)
Long-term debt	15,146	13,777	12,205	13,772	16,252	10	(7)
Total interest-bearing liabilities	140,308	135,895	132,591	129,995	132,487	3	6
Demand deposits - noninterest-bearing	29,630	29,910	31,174	32,786	34,566	(1)	(14)
All other liabilities	5,314	5,239	5,435	5,028	4,796	1	11
Total liabilities	175,252	171,044	169,200	167,809	171,849	2	2
Total Huntington shareholders’ equity	19,254	19,213	18,713	18,741	18,844	—	2
Non-controlling interest	52	49	49	49	53	6	(2)
Total equity	19,306	19,262	18,762	18,790	18,897	—	2
Total liabilities and equity	$194,558	$190,306	$187,962	$186,599	$190,746	2%	2%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Assets
Interest-earning deposits with banks	$154	$134	$139	$131	$146
Securities:
Trading account securities	2	2	2	1	1
Available-for-sale securities:
Taxable	322	296	273	259	252
Tax-exempt	34	34	33	37	33
Total available-for-sale securities	356	330	306	296	285
Held-to-maturity securities - taxable	93	95	98	99	102
Other securities	10	9	13	19	11
Total securities	461	436	419	415	399
Loans held for sale	10	7	10	10	8
Loans and leases:
Commercial:
Commercial and industrial	829	801	783	776	746
Commercial real estate:
Commercial	214	215	216	225	217
Construction	19	25	27	28	26
Commercial real estate	233	240	243	253	243
Lease financing	82	79	77	73	71
Total commercial	1,144	1,120	1,103	1,102	1,060
Consumer:
Residential mortgage	232	227	222	213	200
Automobile	172	158	153	145	134
Home equity	196	195	197	195	187
RV and marine	76	74	77	73	63
Other consumer	44	42	41	40	39
Total consumer	720	696	690	666	623
Total loans and leases	1,864	1,816	1,793	1,768	1,683
Total earning assets	$2,489	$2,393	$2,361	$2,324	$2,236

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$206	$200	$204	$199	$167
Money market deposits	442	413	381	327	255
Savings and other domestic deposits	12	10	8	6	6
Core certificates of deposit (3)	166	160	145	119	83
Other domestic deposits of $250,000 or more	5	5	5	4	2
Negotiable CDS, brokered and other deposits	76	69	65	58	57
Total interest-bearing deposits	907	857	808	713	570
Short-term borrowings	19	19	28	17	74
Long-term debt	238	217	198	215	235
Total interest-bearing liabilities	1,164	1,093	1,034	945	879
Net interest income	$1,325	$1,300	$1,327	$1,379	$1,357
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2024	2024	2023	2023	2023
Assets
Interest-earning deposits with banks	5.55	5.50	5.59	5.48	5.17
Securities:
Trading account securities	5.10	5.15	5.40	4.98	4.92
Available-for-sale securities:
Taxable	5.33	5.26	5.43	5.22	4.82
Tax-exempt	5.07	5.05	5.01	5.08	4.87
Total available-for-sale securities	5.30	5.24	5.38	5.20	4.83
Held-to-maturity securities - taxable	2.44	2.44	2.45	2.43	2.42
Other securities	5.21	5.23	7.04	9.22	3.47
Total securities	4.29	4.19	4.23	4.15	3.82
Loans held for sale	6.81	6.51	6.95	6.42	6.05
Loans and leases: (2)
Commercial:
Commercial and industrial	6.33	6.26	6.14	6.15	5.87
Commercial real estate:
Commercial	7.53	7.49	7.48	7.55	7.14
Construction	8.41	8.23	8.40	8.30	7.96
Commercial real estate	7.60	7.56	7.57	7.63	7.22
Lease financing	6.41	6.13	5.90	5.60	5.45
Total commercial	6.56	6.49	6.39	6.39	6.10
Consumer:
Residential mortgage	3.89	3.83	3.76	3.66	3.51
Automobile	5.34	5.05	4.82	4.51	4.17
Home equity	7.86	7.77	7.70	7.66	7.42
RV and marine	5.11	5.04	5.13	4.96	4.59
Other consumer	11.75	11.91	11.67	11.67	11.59
Total consumer	5.32	5.20	5.12	4.97	4.74
Total loans and leases	6.01	5.92	5.82	5.76	5.51
Total earning assets	5.62	5.54	5.47	5.39	5.13
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.11	2.09	2.06	1.98	1.68
Money market deposits	3.68	3.61	3.44	3.12	2.64
Savings and other domestic deposits	0.30	0.24	0.19	0.15	0.11
Core certificates of deposit (3)	4.77	4.64	4.40	4.17	3.78
Other domestic deposits of $250,000 or more	4.44	4.18	4.20	3.78	3.27
Negotiable CDS, brokered and other deposits	5.35	5.19	5.33	4.93	5.07
Total interest-bearing deposits	2.94	2.85	2.71	2.45	2.06
Short-term borrowings	6.31	5.95	5.84	7.60	5.70
Long-term debt	6.28	6.30	6.46	6.27	5.79
Total interest-bearing liabilities	3.34	3.23	3.09	2.88	2.66
Net interest rate spread	2.28	2.31	2.38	2.51	2.47
Impact of noninterest-bearing funds on margin	0.71	0.70	0.69	0.69	0.64
Net interest margin	2.99%	3.01%	3.07%	3.20%	3.11%

Commercial Loan Derivative Impact
(Unaudited)	Quarterly Average Rates
	June 30,	March 31,	December 31,	September 30,	June 30,
Fully-taxable equivalent basis (1)	2024	2024	2023	2023	2023
Commercial loans (2)(4)	7.29%	7.22%	7.14%	7.09%	6.82%
Impact of commercial loan derivatives	(0.73)	(0.73)	(0.75)	(0.70)	(0.72)
Total commercial - as reported	6.56%	6.49%	6.39%	6.39%	6.10%
Average 1 Month LIBOR					5.09%
Average SOFR	5.32%	5.32%	5.32%	5.23%	4.97%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Interest income	$2,476	$2,380	$2,350	$2,313	$2,225
Interest expense	1,164	1,093	1,034	945	879
Net interest income	1,312	1,287	1,316	1,368	1,346
Provision for credit losses	100	107	126	99	92
Net interest income after provision for credit losses	1,212	1,180	1,190	1,269	1,254
Payments and cash management revenue	154	146	150	152	146
Wealth and asset management revenue	90	88	86	79	83
Customer deposit and loan fees	83	77	80	80	76
Capital markets and advisory fees	73	56	69	52	62
Leasing revenue	19	22	29	32	25
Mortgage banking income	30	31	23	27	33
Insurance income	18	19	19	18	18
Bank owned life insurance income	17	16	16	18	16
Gain on sale of loans	2	5	1	2	8
Net gains (losses) on sales of securities	—	—	(3)	—	(5)
Other noninterest income	5	7	(65)	49	33
Total noninterest income	491	467	405	509	495
Personnel costs	663	639	645	622	613
Outside data processing and other services	165	166	157	149	148
Deposit and other insurance expense	25	54	234	25	23
Equipment	62	70	70	65	64
Net occupancy	51	57	65	67	54
Marketing	27	28	29	29	32
Professional services	26	25	35	27	21
Amortization of intangibles	12	12	12	12	13
Lease financing equipment depreciation	4	4	5	6	8
Other noninterest expense	82	82	96	88	74
Total noninterest expense	1,117	1,137	1,348	1,090	1,050
Income before income taxes	586	510	247	688	699
Provision (benefit) for income taxes	106	86	(1)	136	134
Income after income taxes	480	424	248	552	565
Income attributable to non-controlling interest	6	5	5	5	6
Net income attributable to Huntington	474	419	243	547	559
Dividends on preferred shares	35	36	36	37	40
Impact of preferred stock repurchases	—	—	(8)	—	—
Net income applicable to common shares	$439	$383	$215	$510	$519

Average common shares - basic	1,451	1,448	1,448	1,448	1,446
Average common shares - diluted	1,474	1,473	1,469	1,468	1,466

Per common share
Net income - basic	$0.30	$0.26	$0.15	$0.35	$0.36
Net income - diluted	0.30	0.26	0.15	0.35	0.35
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,312	$1,287	$1,316	$1,368	$1,346
FTE adjustment	13	13	11	11	11
Net interest income (1)	1,325	1,300	1,327	1,379	1,357
Noninterest income	491	467	405	509	495
Total revenue (1)	$1,816	$1,767	$1,732	$1,888	$1,852
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2023	2023	2023	1Q24	2Q23
Net origination and secondary marketing income	$17	$16	$12	$18	$23	6%	(26)%
Net mortgage servicing income
Loan servicing income	25	25	24	24	23	—	9
Amortization of capitalized servicing	(14)	(11)	(13)	(13)	(12)	(27)	(17)
Operating income	11	14	11	11	11	(21)	—
MSR valuation adjustment (1)	11	20	(34)	38	15	(45)	(27)
(Losses) gains due to MSR hedging	(10)	(19)	34	(38)	(15)	47	33
Net MSR risk management	1	1	—	—	—	—	100
Total net mortgage servicing income	$12	$15	$11	$11	$11	(20)%	9%
All other	1	—	—	(2)	(1)	100	200
Mortgage banking income	$30	$31	$23	$27	$33	(3)%	(9)%

Mortgage origination volume	$2,164	$1,276	$1,666	$2,020	$2,504	70%	(14)%
Mortgage origination volume for sale	1,191	834	962	1,195	1,239	43	(4)

Third party mortgage loans serviced (2)	33,404	33,303	33,237	32,965	32,712	—	2
Mortgage servicing rights (2)	543	534	515	547	505	2	8
MSR % of investor servicing portfolio (2)	1.63%	1.60%	1.55%	1.66%	1.55%	2%	5%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Allowance for loan and lease losses, beginning of period	$2,280	$2,255	$2,208	$2,177	$2,142
Loan and lease charge-offs	(145)	(128)	(132)	(131)	(92)
Recoveries of loans and leases previously charged-off	55	36	38	58	43
Net loan and lease charge-offs	(90)	(92)	(94)	(73)	(49)
Provision for loan and lease losses	114	117	141	104	84
Allowance for loan and lease losses, end of period	2,304	2,280	2,255	2,208	2,177
Allowance for unfunded lending commitments, beginning of period	135	145	160	165	157
Provision for unfunded lending commitments	(16)	(10)	(15)	(5)	8
Allowance for unfunded lending commitments, end of period	119	135	145	160	165
Total allowance for credit losses, end of period	$2,423	$2,415	$2,400	$2,368	$2,342
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.85%	1.86%	1.85%	1.83%	1.80%
Nonaccrual loans and leases (NALs)	314	318	338	373	427
Nonperforming assets (NPAs)	296	309	317	348	391
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.95%	1.97%	1.97%	1.96%	1.93%
Nonaccrual loans and leases (NALs)	331	337	360	400	459
Nonperforming assets (NPAs)	311	327	337	373	420

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$995	$974	$993	$973	$994
Commercial real estate	542	564	522	483	442
Lease financing	50	51	48	48	47
Total commercial	1,587	1,589	1,563	1,504	1,483
Consumer
Residential mortgage	199	163	188	200	194
Automobile	127	146	142	143	144
Home equity	142	137	114	115	119
RV and marine	146	148	148	151	145
Other consumer	103	97	100	95	92
Total consumer	717	691	692	704	694
Total allowance for loan and lease losses	2,304	2,280	2,255	2,208	2,177
Allowance for unfunded lending commitments	119	135	145	160	165
Total allowance for credit losses	$2,423	$2,415	$2,400	$2,368	$2,342

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$21	$42	$39	$32	$20
Commercial real estate	36	13	21	11	7
Lease financing	—	—	(3)	2	—
Total commercial	57	55	57	45	27
Consumer:
Residential mortgage	1	—	—	1	1
Automobile	6	9	9	4	3
Home equity	—	—	—	—	—
RV and marine	4	5	5	3	2
Other consumer	22	23	23	20	16
Total consumer	33	37	37	28	22
Total net charge-offs	$90	$92	$94	$73	$49

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.16%	0.33%	0.32%	0.26%	0.15%
Commercial real estate	1.19	0.41	0.65	0.35	0.23
Lease financing	0.02	0.01	(0.24)	0.12	—
Total commercial	0.33	0.32	0.34	0.27	0.16
Consumer:
Residential mortgage	0.01	—	0.01	0.01	0.01
Automobile	0.20	0.27	0.27	0.14	0.10
Home equity	(0.01)	0.01	0.01	(0.01)	(0.02)
RV and marine	0.25	0.36	0.34	0.16	0.13
Other consumer	5.98	6.39	6.48	6.09	5.17
Total consumer	0.24	0.28	0.28	0.21	0.17
Net charge-offs as a % of average loans and leases	0.29%	0.30%	0.31%	0.24%	0.16%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$346	$376	$344	$314	$267
Commercial real estate	194	154	140	102	75
Lease financing	13	10	14	14	15
Residential mortgage	80	75	72	75	73
Automobile	4	4	4	4	4
Home equity	95	96	91	82	75
RV and marine	1	1	2	1	1
Total nonaccrual loans and leases	733	716	667	592	510
Other real estate, net	10	10	10	14	18
Other NPAs (1)	37	12	34	28	29
Total nonperforming assets	$780	$738	$711	$634	$557

Nonaccrual loans and leases as a % of total loans and leases	0.59%	0.58%	0.55%	0.49%	0.42%
NPA ratio (2)	0.63	0.60	0.58	0.52	0.46
(NPA+90days)/(Loan+OREO) (3)	0.77	0.75	0.74	0.66	0.60

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Nonperforming assets, beginning of period	$738	$711	$634	$557	$578
New nonperforming assets	316	263	300	252	188
Returns to accruing status	(55)	(68)	(47)	(23)	(34)
Charge-offs	(82)	(64)	(73)	(62)	(42)
Payments	(135)	(102)	(98)	(85)	(118)
Sales	(2)	(2)	(5)	(5)	(15)
Nonperforming assets, end of period	$780	$738	$711	$634	$557
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Accruing loans and leases past due 90+ days:
Commercial and industrial	$1	$1	$1	$—	$7
Lease financing	4	3	4	7	12
Residential mortgage (excluding loans guaranteed by the U.S. Government)	22	26	27	22	18
Automobile	8	8	9	8	6
Home equity	18	17	22	19	18
RV and marine	3	2	3	2	2
Other consumer	3	4	4	3	3
Total, excl. loans guaranteed by the U.S. Government	59	61	70	61	66
Add: loans guaranteed by U.S. Government	116	122	119	102	103
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$175	$183	$189	$163	$169

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.05%	0.05%	0.06%	0.05%	0.05%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.09	0.10	0.10	0.08	0.08
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.14	0.15	0.15	0.14	0.14

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$19,515	$19,322	$19,353	$18,483	$18,788
Regulatory capital adjustments:
CECL transitional amount (2)	109	109	219	219	219
Shareholders’ preferred equity and related surplus	(2,404)	(2,404)	(2,404)	(2,494)	(2,494)
Accumulated other comprehensive loss	2,911	2,879	2,676	3,622	3,006
Goodwill and other intangibles, net of taxes	(5,561)	(5,575)	(5,591)	(5,605)	(5,620)
Deferred tax assets from tax loss and credit carryforwards	(49)	(48)	(41)	(14)	(14)
Common equity tier 1 capital	14,521	14,283	14,212	14,211	13,885
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,404	2,404	2,404	2,494	2,494
Tier 1 capital	16,925	16,687	16,616	16,705	16,379
Long-term debt and other tier 2 qualifying instruments	1,278	1,279	1,306	1,383	1,394
Qualifying allowance for loan and lease losses	1,743	1,747	1,735	1,758	1,767
Tier 2 capital	3,021	3,026	3,041	3,141	3,161
Total risk-based capital	$19,946	$19,713	$19,657	$19,846	$19,540
Risk-weighted assets (RWA)(1)	$139,374	$139,622	$138,706	$140,688	$141,432
Common equity tier 1 risk-based capital ratio (1)	10.4%	10.2%	10.2%	10.1%	9.8%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.8	8.9	9.3	9.4	9.0
Tier 1 risk-based capital ratio (1)	12.1	12.0	12.0	11.9	11.6
Total risk-based capital ratio (1)	14.3	14.1	14.2	14.1	13.8
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.2	8.1	8.1	7.3	7.5

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$14,521	$14,283	$14,212	$14,211	$13,885
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,911)	(2,879)	(2,676)	(3,622)	(3,006)
Less: AOCI cash flow hedge	(399)	(436)	(363)	(662)	(612)
Adjusted common equity tier 1 (B)	12,009	11,840	11,899	11,251	11,491
Risk weighted assets (C)	139,374	139,622	138,706	140,688	141,432

CET1 ratio (A/C)	10.4%	10.2%	10.2%	10.1%	9.8%
Adjusted CET1 ratio (B/C)	8.6	8.5	8.6	8.0	8.1
(1)June 30, 2024 figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of June 30, 2024 and March 31, 2024, 75% of the cumulative CECL deferral has been phased in. As of December 31, 2023, September 30, 2023, and June 30, 2023, 50% of the cumulative CECL deferral has been phased in.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	June 30,	March 31,	December 31,	September 30,	June 30,
	2024	2024	2023	2023	2023
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,451	1,448	1,448	1,448	1,446
Average - diluted	1,474	1,473	1,469	1,468	1,466
Ending	1,452	1,449	1,448	1,448	1,448
Tangible book value per common share (1)	$7.89	$7.77	$7.79	$7.12	$7.33

Non-regulatory capital

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollar amounts in millions)	2024	2024	2023	2023	2023
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$19,515	$19,322	$19,353	$18,483	$18,788
Goodwill and other intangible assets	(5,680)	(5,692)	(5,704)	(5,716)	(5,728)
Deferred tax liability on other intangible assets (1)	25	28	30	33	35
Total tangible equity	13,860	13,658	13,679	12,800	13,095
Preferred equity	(2,394)	(2,394)	(2,394)	(2,484)	(2,484)
Total tangible common equity	$11,466	$11,264	$11,285	$10,316	$10,611
Total assets	$196,310	$193,519	$189,368	$186,650	$188,505
Goodwill and other intangible assets	(5,680)	(5,692)	(5,704)	(5,716)	(5,728)
Deferred tax liability on other intangible assets (1)	25	28	30	33	35
Total tangible assets	$190,655	$187,855	$183,694	$180,967	$182,812
Tangible equity / tangible asset ratio	7.3%	7.3%	7.4%	7.1%	7.2%
Tangible common equity / tangible asset ratio	6.0%	6.0%	6.1%	5.7%	5.8%
Other data:
Number of employees (Average full-time equivalent)	19,889	19,719	19,612	19,826	20,200
Number of domestic full-service branches (2)	972	969	999	1,001	1,001
ATM Count	1,603	1,606	1,630	1,631	1,641
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances (1)
	Six Months Ended June 30,		Change
(dollar amounts in millions)	2024	2023	Amount	Percent
Assets
Interest-earning deposits with banks	$10,439	$8,829	$1,610	18%
Securities:
Trading account securities	138	27	111	NM
Available-for-sale securities:
Taxable	23,349	21,143	2,206	10
Tax-exempt	2,680	2,693	(13)	—
Total available-for-sale securities	26,029	23,836	2,193	9
Held-to-maturity securities - taxable	15,389	16,869	(1,480)	(9)
Other securities	750	1,075	(325)	(30)
Total securities	42,306	41,807	499	1
Loans held for sale	515	505	10	2
Loans and leases: (2)
Commercial:
Commercial and industrial	51,175	49,615	1,560	3
Commercial real estate:
Commercial	11,306	12,171	(865)	(7)
Construction	1,057	1,340	(283)	(21)
Commercial real estate	12,363	13,511	(1,148)	(8)
Lease financing	5,076	5,181	(105)	(2)
Total commercial	68,614	68,307	307	—
Consumer:
Residential mortgage	23,809	22,547	1,262	6
Automobile	12,771	13,085	(314)	(2)
Home equity	10,064	10,206	(142)	(1)
RV and marine	5,929	5,422	507	9
Other consumer	1,466	1,318	148	11
Total consumer	54,039	52,578	1,461	3
Total loans and leases	122,653	120,885	1,768	1
Total earning assets	175,913	172,026	3,887	2
Cash and due from banks	1,416	1,619	(203)	(13)
Goodwill and other intangible assets	5,691	5,747	(56)	(1)
All other assets	11,697	10,602	1,095	10
Allowance for loan and lease losses	(2,285)	(2,158)	(127)	(6)
Total assets	$192,432	$187,836	$4,596	2%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$38,786	$40,211	$(1,425)	(4)%
Money market deposits	47,181	38,031	9,150	24
Savings and other domestic deposits	16,491	19,348	(2,857)	(15)
Core certificates of deposit (3)	13,949	7,292	6,657	91
Other domestic deposits of $250,000 or more	455	286	169	59
Negotiable CDS, brokered and other deposits	5,521	4,659	862	19
Total interest-bearing deposits	122,383	109,827	12,556	11
Short-term borrowings	1,257	4,809	(3,552)	(74)
Long-term debt	14,461	13,664	797	6
Total interest-bearing liabilities	138,101	128,300	9,801	8
Demand deposits - noninterest-bearing	29,770	36,023	(6,253)	(17)
All other liabilities	5,277	4,925	352	7
Total Liabilities	173,148	169,248	3,900	2
Total Huntington shareholders’ equity	19,234	18,539	695	4
Non-controlling interest	50	49	1	2
Total equity	$19,284	$18,588	$696	4
Total liabilities and equity	$192,432	$187,836	$8,496	2%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	YTD Interest Income / Expense
	Six Months Ended June 30,
(dollar amounts in millions)	2024	2023
Assets
Interest-earning deposits with banks	$288	$222
Securities:
Trading account securities	4	1
Available-for-sale securities:
Taxable	618	484
Tax-exempt	68	62
Total available-for-sale securities	686	546
Held-to-maturity securities - taxable	188	204
Other securities	19	21
Total securities	897	772
Loans held for sale	17	15
Loans and leases:
Commercial:
Commercial and industrial	1,630	1,432
Commercial real estate:
Commercial	429	424
Construction	44	52
Commercial real estate	473	476
Lease financing	161	139
Total commercial	2,264	2,047
Consumer:
Residential mortgage	459	390
Automobile	330	263
Home equity	391	368
RV and marine	150	121
Other consumer	86	75
Total consumer	1,416	1,217
Total loans and leases	3,680	3,264
Total earning assets	$4,882	$4,273
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$406	$299
Money market deposits	855	427
Savings and other domestic deposits	22	9
Core certificates of deposit (3)	326	126
Other domestic deposits of $250,000 or more	10	4
Negotiable CDS, brokered and other deposits	145	111
Total interest-bearing deposits	1,764	976
Short-term borrowings	38	134
Long-term debt	455	388
Total interest-bearing liabilities	2,257	1,498
Net interest income	$2,625	$2,775
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin - Yield
(Unaudited)

	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2024	2023
Assets
Interest-earning deposits with banks	5.53%	5.03%
Securities:
Trading account securities	5.12	5.09
Available-for-sale securities:
Taxable	5.29	4.58
Tax-exempt	5.06	4.64
Total available-for-sale securities	5.27	4.59
Held-to-maturity securities - taxable	2.44	2.42
Other securities	5.22	3.83
Total securities	4.24	3.69
Loans held for sale	6.68	5.96
Loans and leases: (2)
Commercial:
Commercial and industrial	6.29	5.74
Commercial real estate:
Commercial	7.51	6.93
Construction	8.31	7.67
Commercial real estate	7.58	7.01
Lease financing	6.27	5.35
Total commercial	6.52	5.96
Consumer:
Residential mortgage	3.86	3.46
Automobile	5.20	4.05
Home equity	7.81	7.28
RV and marine	5.08	4.51
Other consumer	11.83	11.39
Total consumer	5.26	4.66
Total loans and leases	5.97	5.39
Total earning assets	5.58%	5.01%
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.10%	1.50%
Money market deposits	3.65	2.27
Savings and other domestic deposits	0.27	0.09
Core certificates of deposit (3)	4.71	3.48
Other domestic deposits of $250,000 or more	4.31	2.91
Negotiable CDS, brokered and other deposits	5.27	4.81
Total interest-bearing deposits	2.90	1.79
Short-term borrowings	6.12	5.64
Long-term debt	6.29	5.67
Total interest-bearing liabilities	3.29	2.35
Net interest rate spread	2.29	2.66
Impact of noninterest-bearing funds on margin	0.71	0.59
Net interest margin	3.00%	3.25%

Commercial Loan Derivative Impact
(Unaudited)
	YTD Average Rates
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2024	2023
Commercial loans (2)(4)	7.25%	6.62%
Impact of commercial loan derivatives	(0.73)	(0.66)
Total commercial - as reported	6.52%	5.96%
Average 1 Month LIBOR		4.85%
Average SOFR	5.32%	4.73%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Includes the impact of nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.
(4)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions, except per share data)	2024	2023	Amount	Percent
Interest income	$4,856	$4,253	$603	14%
Interest expense	2,257	1,498	759	51
Net interest income	2,599	2,755	(156)	(6)
Provision for credit losses	207	177	30	17
Net interest income after provision for credit losses	2,392	2,578	(186)	(7)
Payments and cash management revenue	300	283	17	6
Wealth and asset management revenue	178	163	15	9
Customer deposit and loan fees	160	152	8	5
Capital markets and advisory fees	129	127	2	2
Leasing revenue	41	51	(10)	(20)
Mortgage banking income	61	59	2	3
Insurance income	37	37	—	—
Bank owned life insurance income	33	32	1	3
Gain on sale of loans	7	11	(4)	(36)
Net gains (losses) on sales of securities	—	(4)	4	100
Other noninterest income	12	96	(84)	(88)
Total noninterest income	958	1,007	(49)	(5)
Personnel costs	1,302	1,262	40	3
Outside data processing and other services	331	299	32	11
Deposit and other insurance expense	79	43	36	84
Equipment	132	128	4	3
Net occupancy	108	114	(6)	(5)
Marketing	55	57	(2)	(4)
Professional services	51	37	14	38
Amortization of intangibles	24	26	(2)	(8)
Lease financing equipment depreciation	8	16	(8)	(50)
Other noninterest expense	164	154	10	6
Total noninterest expense	2,254	2,136	118	6
Income before income taxes	1,096	1,449	(353)	(24)
Provision for income taxes	192	278	(86)	(31)
Income after income taxes	904	1,171	(267)	(23)
Income attributable to non-controlling interest	11	10	1	10
Net income attributable to Huntington	893	1,161	(268)	(23)
Dividends on preferred shares	71	69	2	3
Net income applicable to common shares	$822	$1,092	$(270)	(25)%
Average common shares - basic	1,450	1,445	5	—
Average common shares - diluted	1,474	1,468	6	—
Per common share
Net income - basic	$0.57	$0.76	$(0.19)	(25)%
Net income - diluted	0.56	0.74	(0.18)	(24)
Cash dividends declared	0.31	0.31	—	—
Revenue - fully taxable equivalent (FTE)
Net interest income	$2,599	$2,755	$(156)	(6)%
FTE adjustment	26	20	6	30
Net interest income (1)	2,625	2,775	(150)	(5)
Noninterest income	958	1,007	(49)	(5)
Total revenue (1)	$3,583	$3,782	$(199)	(5)%
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Noninterest Income
(Unaudited)

	Six Months Ended June 30,		Change
(dollar amounts in millions)	2024	2023	Amount	Percent
Net origination and secondary marketing income	$33	$39	$(6)	(15)%
Net mortgage servicing income
Loan servicing income	50	46	4	9
Amortization of capitalized servicing	(25)	(22)	(3)	(14)
Operating income	25	24	1	4
MSR valuation adjustment (1)	31	3	28	933
(Losses) gains due to MSR hedging	(29)	(6)	(23)	(383)
Net MSR risk management	2	(3)	5	—
Total net mortgage servicing income	27	21	6	29
All other	1	(1)	2	200
Mortgage banking income	$61	$59	$2	3%

Mortgage origination volume	$3,440	$3,916	$(476)	(12)%
Mortgage origination volume for sale	2,025	2,048	(23)	(1)

Third party mortgage loans serviced (2)	33,404	32,712	692	2
Mortgage servicing rights (2)	543	505	38	8
MSR % of investor servicing portfolio (2)	1.63%	1.55%	0.08%	5%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2024	2023
Allowance for loan and lease losses, beginning of period	$2,255	$2,121
Loan and lease charge-offs	(273)	(191)
Recoveries of loans and leases previously charged off	91	85
Net loan and lease charge-offs	(182)	(106)
Provision for loan and lease losses	231	162
Allowance for loan and lease losses, end of period	2,304	2,177
Allowance for unfunded lending commitments, beginning of period	$145	$150
Provision for unfunded lending commitments	(26)	15
Allowance for unfunded lending commitments, end of period	119	165
Total allowance for credit losses, end of period	$2,423	$2,342
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.85%	1.80%
Nonaccrual loans and leases (NALs)	314	427
Nonperforming assets (NPAs)	296	391
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.95%	1.93%
Nonaccrual loans and leases (NALs)	331	459
Nonperforming assets (NPAs)	311	420

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(dollar amounts in millions)	2024	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$63	$36
Commercial real estate	49	25
Lease financing	—	(5)
Total commercial	112	56
Consumer:
Residential mortgage	1	1
Automobile	15	8
Home equity	—	(1)
RV and marine	9	4
Other consumer	45	38
Total consumer	70	50
Total net charge-offs	$182	$106

	Six Months Ended June 30,
	2024	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.24%	0.14%
Commercial real estate	0.79	0.37
Lease financing	0.01	(0.19)
Total commercial	0.33	0.16
Consumer:
Residential mortgage	0.01	0.01
Automobile	0.24	0.12
Home equity	—	(0.02)
RV and marine	0.31	0.16
Other consumer	6.18	5.76
Total consumer	0.26	0.19
Net charge-offs as a % of average loans	0.30%	0.17%

Huntington Bancshares Incorporated
Year To Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(dollar amounts in millions)	2024	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$346	$267
Commercial real estate	194	75
Lease financing	13	15
Residential mortgage	80	73
Automobile	4	4
Home equity	95	75
RV and marine	1	1
Total nonaccrual loans and leases	733	510
Other real estate, net	10	18
Other NPAs (1)	37	29
Total nonperforming assets (2)	$780	$557

Nonaccrual loans and leases as a % of total loans and leases	0.59%	0.42%
NPA ratio (3)	0.63	0.46

	Six Months Ended June 30,
(dollar amounts in millions)	2024	2023
Nonperforming assets, beginning of period	$711	$594
New nonperforming assets	579	425
Returns to accruing status	(123)	(107)
Charge-offs	(146)	(96)
Payments	(237)	(242)
Sales	(4)	(17)
Nonperforming assets, end of period (3)	$780	$557
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonaccruing troubled debt restructured loans are included in the total nonperforming assets balance.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.